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                                                                  EXHIBIT 23.1

                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Stock Option Plan of PriceSmart, Inc. of our report dated October 16, 1997, with respect to the consolidated financial statements and schedule of PriceSmart, Inc. included in its Annual Report (Form 10-K) for the year ended August 31, 1997.



                                            ERNST & YOUNG LLP


San Diego, California
November 25, 1997